                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                             ASIAN EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong        28.8%
India             6.6%
Indonesia         1.3%
Korea             5.1%
Malaysia          8.7%
Pakistan          1.3%
Philippines       4.2%
Singapore         8.8%
Taiwan           19.2%
Thailand          3.8%
Other            12.2%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)
------------------------------------

                        TOTAL RETURNS(2)
            ----------------------------------------
                                     AVERAGE ANNUAL
                           ONE           SINCE
               YTD         YEAR       INCEPTION(3)
            ----------  ----------  ----------------
PORTFOLIO...    -23.40%    -59.42%        -46.84%
INDEX.....     -26.85%     -60.20%        -50.55%

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                   PERCENT OF
SECURITY                              COUNTRY      NET ASSETS
----------------------------------  ------------  -------------
CLP Holdings Ltd.                    Hong Kong           6.3%
Asustek Computer, Inc.                 Taiwan            5.5%
Hong Kong Telecommunications Ltd.    Hong Kong           4.7%
Hutchison Whampoa Ltd.               Hong Kong           4.3%
HSBC Holdings plc                    Hong Kong           3.9%

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Technology                 $   2,076        19.2%
Capital Equipment              1,810        16.7%
Consumer Products              1,615        14.9%
Finance                          867         8.0%
Energy                           855         7.9%

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan). The Portfolio intends to invest in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

For the six months ended June 30, 1998, the Portfolio had a total return of -23.40% compared to -26.85% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of -59.42% compared to -60.20% for the Index. From inception on March 3, 1997 to June 30, 1998, the Portfolio had an average annual total return of -46.84% compared to -50.55% for the Index.

The performance of the Portfolio's holdings in Hong Kong contributed to much of the outperformance. The continued slide in the yen forced additional pressure on the Hong Kong/U.S. dollar peg throughout the second quarter, pressure which directly translated into higher interest rates in Hong Kong. The Hong Kong stock market is dominated by interest rate sensitive issues such as property and banking shares, which led the decline of the overall market. The Portfolio has avoided such stocks since the start of the year, concentrating its attention on companies with low financial gearing and stable cash flows. Key Portfolio holdings such as China Light and Power (CLP Holdings), Hong Kong Telecommunications and Hong Kong & China Gas all held up in the weak market. The one significant banking share the Portfolio does hold, HSBC, derives an increasing amount of its revenue stream from outside Hong Kong and as such has earnings insulated from Hong Kong's economy.

Security selection in Malaysia also made a significant impact on the Portfolio's outperformance. The Portfolio was concentrated in consumer oriented stocks such as Rothman's and Nestle, which have

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

dominant market share and the ability to pass along price increases directly to the consumer. The markets decline was led by companies with highly leveraged balance sheets and uncertain cash flows, as well as the banks which had made the loans to those same companies. The Portfolio avoided companies with either of those criteria in the first half of 1998.

Security selection in the Philippines made the largest negative contribution to Portfolio's performance. This was largely due to the steep decline in the Portfolio's large holding in Music Semicon, a designer of content addressable memory chips for computer networks. Delays in its next generation of products forced the stock down, as did the indefinite postponement of its NASDAQ listing.

The +9.8% rally in the Asian markets in the first quarter of 1998 proved short-lived as the Index fell -32.4% in the second quarter of 1998. This sharp decline has led to a deterioration in the year-to-date performance to -26.85%, and marks the lowest level the index has reached since early 1991.

Individual country performance proved to be similarly negative, as eight of the nine component countries of the Index posted losses. The best performing markets were Korea, which managed a 5.6% return year-to-date, and the Philippines with a -4.1% fall in that same period. The most severe declines were registered in Indonesia, China and Singapore, which fell -57.9%, -35.3% and -33.8%, respectively.

The inability of the Japanese government to address the looming disaster in its financial sector and the corresponding depreciation of the yen against the U.S. dollar weighed heavily on the Asian markets in the second quarter. Aside from the obvious impact of decreased competitiveness on international markets against Japanese goods for Asian exports, the depreciation combined with the timid Japanese consumer have sharply curtailed Japanese imports of Asian goods. Furthermore, the Japanese banks which had built up enormous exposure to Asian corporate debt over the last decade have begun calling in their loans at a rapid level, further contributing to the liquidity crunch haunting the region.

On a country by country basis there are a number of situations which are worthwhile examining in closer detail. Although we retain the view that the Chinese government will not devalue the yuan (and consequently the Hong Kong dollar) in the short-term, there are increasing pressures building up in China which will escalate the costs this decision makes on the Chinese economy. The competitiveness of Chinese exports has been seriously undermined by the regional currency depreciations, with forthcoming consequences for both the level of exports and the profitability of the export sector. Equally, if not more important, imports in China have gained significant ground at the expense of domestic companies. This slowdown comes at a time when the Chinese leadership desperately needs growth throughout the economy to soak up redundant employees from the restructuring of the state owned enterprises. Furthermore, inward Foreign Direct Investment is also likely to decline sharply as flows from Hong Kong and Japan evaporate. The impact of a yuan devaluation in the near-term would be negative for Asia, most likely resulting in the Hong Kong/U.S. dollar peg breaking and a further round of devaluation throughout the region.

A slowing Chinese economy is just one factor that is likely to force a further deterioration of the Hong Kong economy. Reported GDP growth in the first quarter of 1998 was -2%, and with further negative growth probable in the second quarter of 1998 Hong Kong could be entering into a full blown recession. Unemployment jumped to 3.5%, very high by Hong Kong standards, and the overnight rate hit 10% by mid-June, showing further doubt in the Hong Kong dollar/U.S. dollar currency peg. The destruction of wealth in property and equities, as well as the steep decline in tourism, have forced retail sales down over 10% in the first quarter of 1998. This deflation, combined with high interest rates, is a lethal mixture for the property sector, which has fallen 40% already, yet still remains ridiculously expensive by world standards. The impact on the economy will continue to be severe.

Accurate forecasts of Indonesia's growth have become even more difficult since the departure of long term leader Suharto. His appointee, Vice President B.J. Habibie, originally seen as merely a caretaker, continues to solidify his power with the ruling Golkar party in Jakarta. Although the riots and demonstrations which forced Suharto from power have subsided, distrust of the government remains simmering just below the surface. Equally serious, the depreciation of the rupiah, combined with a drought brought on by El Nino, indicate that simply feeding the 200 million people of this country could prove to be difficult. The situation is exacerbated by the flight of many of the ethnic Chinese who dominated the Indonesian economy but were targeted for racial attacks during the riots earlier this year. Without their capital and commercial expertise, distribution of even simple products will remain extremely difficult in the rural areas. Inflation is also becoming a serious problem, to add to the country's ills. Despite extremely cheap valuations, almost ridiculous in U.S. dollar terms, the macroeconomic and political risks in Indonesia remain immense.

Korea on the other hand has taken the lead in confronting its problems and trying to work through its version of the Asian financial crisis. Its Financial Supervisory Commission, composed of a mixture of leaders from the public and private sector, has

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

set an aggressive timetable for dealing with financial sector reform and corporate restructuring. Furthermore, the Korea Asset Management Corporation
(KAMC) is in the final stages of formation, a government owned entity which will be charged with acquiring the bad debt from the banking sector in exchange for bonds drawn on the KAMC. The government has also built up over U.S.$40 billion in foreign reserves, while the Korean current account surplus has reached U.S.$23 billion. Though immense problems remain in the economy, the first steps have been taken to address them.

In order for there to be a true end to this financial crisis the countries of the region must address directly the failures in their own economies. Although the problems in Japan have proved to be the most recent catalyst, it is important to note that the situation in Asia, and the seeds of its eventual recovery are based within the countries themselves. The International Monetary Fund has instituted an initial cleansing of the banking systems in the countries under its care, but a great deal of work domestically needs to be accomplished. The capability and desire of banks to make loans on an economic basis, and the regulatory framework for such an environment have to occur fundamentally at the local level. A plan has to be made and followed about how each individual country can address the upwards of 20% non-performing loans in their system. On the non-financial side, manufacturing over-capacity must be shuttered and demand stimulated at the domestic level for products. And finally, corporations must be restructured to place a greater emphasis on shareholders' return for the region to attract the capital and expertise essential to the rebuilding process.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

COMMON STOCKS (87.8%)
  HONG KONG (28.8%)
   149,000   CLP Holdings Ltd.................................  $   679
    17,200   HSBC Holdings plc................................      421
   336,120   Hong Kong & China Gas Co., Ltd...................      382
   111,000   Hong Kong Electric Holdings Ltd..................      344
   272,000   Hong Kong Telecommunications Ltd.................      511
    88,000   Hutchison Whampoa Ltd............................      465
    64,000   Li & Fung Ltd....................................      103
     6,000   Ng Fung Hong Ltd.................................        4
    78,000   Television Broadcasts Ltd........................      206
                                                                -------
                                                                  3,115
                                                                -------
  INDIA (6.6%)
    34,400   Ashok Leyland Ltd. GDR...........................       76
    21,100   ITC Ltd. GDR.....................................      370
     7,900   State Bank of India GDR..........................       94
 (a)53,700   Tata Engineering & Locomotive Co., Ltd. GDR......      174
                                                                -------
                                                                    714
                                                                -------
  INDONESIA (1.3%)
     8,500   B.A.T. Indonesia.................................       15
    61,500   Gudang Garam.....................................       36
    96,000   Indofood Sukses Makmur...........................       10
   402,500   Mayora Indah.....................................       16
    34,500   Unilever Indonesia...............................       65
                                                                -------
                                                                    142
                                                                -------
  KOREA (5.1%)
     1,300   Hankuk Glass Industry Co., Ltd...................       14
  (a)3,210   Nong Shim Co., Ltd...............................      139
  (d)2,360   Pohang Iron & Steel Co., Ltd.....................       77
       660   S1 Corp..........................................       67
     6,266   Samsung Electronics Co...........................      194
     (e)72   Samsung Electronics Co. GDR......................        1
    (d)120   SK Telecom Co., Ltd..............................       54
                                                                -------
                                                                    546
                                                                -------
  MALAYSIA (8.7%)
    46,000   Amway (Malaysia) Holdings Bhd....................       75
    56,000   Carlsberg Brewery Malaysia Bhd...................      170
    87,000   Guiness Anchor Bhd...............................       92
    74,000   Hap Seng Consolidated Bhd........................       39
    36,000   Nestle (Malaysia) Bhd............................      163
    49,000   Petronas Gas Bhd.................................       91
    92,000   R.J. Reynolds Bhd................................      127
    15,000   Rothmans of Pall Mall (Malaysia) Bhd.............      104
    28,000   Sime Darby Bhd...................................       19
    38,000   Telekom Malaysia Bhd.............................       64
                                                                -------
                                                                    944
                                                                -------
  PAKISTAN (1.3%)
     5,500   Lever Brothers Pakistan Ltd......................      104
    11,700   Shell Pakistan Ltd...............................       38
                                                                -------
                                                                    142
                                                                -------
  PHILIPPINES (4.2%)
   135,150   La Tondena Distillers, Inc.......................       68
(a)446,700   Music Corp.......................................       40
     3,970   Philippine Long Distance Telephone Co............       90
   722,960   SM Prime Holdings, Inc...........................      114
   103,700   San Miguel Corp., Class B........................      137
                                                                -------
                                                                    449
                                                                -------

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
  SINGAPORE (8.8%)
 (a)10,250   Creative Technology Ltd..........................  $   127
   152,000   NatSteel Electronics Ltd.........................      255
    30,000   Parkway Holdings Ltd.............................       52
   185,000   Singapore Technologies Engineering Ltd...........      130
    92,000   Singapore Telecommunications Ltd.................      131
    27,000   United Overseas Bank Ltd. (Foreign)..............       84
    93,000   Venture Manufacturing (Singapore) Ltd............      176
                                                                -------
                                                                    955
                                                                -------
  TAIWAN (19.2%)
 (a)43,750   Asustek Computer, Inc............................      358
 (a)30,965   Asustek Computer, Inc. GDR.......................      233
 (a)13,000   China Development Corp...........................       30
(a)118,561   Compal Electronics...............................      319
 (a)11,340   Compeq Manufacturing Co., Ltd....................       60
 (a)95,000   Delpha Construction Co., Ltd.....................      125
   309,842   Far East Textile Ltd.............................      240
 (a)67,000   Hon Hai Precision Industry.......................      339
 (a)37,500   Kuoyang Construction.............................       59
 (a)65,552   Siliconware Precision Industries Co..............       95
 (a)13,872   Siliconware Precision Industries Co. GDR.........      112
 (a)52,200   Taiwan Semiconductor Manufacturing Co............      108
                                                                -------
                                                                  2,078
                                                                -------
  THAILAND (3.8%)
     7,200   Advanced Info Service PCL (Foreign)..............       31
    22,000   BEC World PCL (Foreign)..........................       84
     6,000   Delta Electronics (Thailand) PCL (Foreign).......       34
 (d)76,300   Eastern Water Resources Development & Management
               PCL (Foreign)..................................      105
 (d)13,200   Grammy Entertainment PCL (Foreign)...............       31
(a,d)24,000  GSS Array Technology PCL (Foreign)...............       57
    82,300   Thai Farmers Bank PCL (Foreign)..................       73
                                                                -------
                                                                    415
                                                                -------
TOTAL COMMON STOCKS (COST $11,835)............................    9,500
                                                                -------

  NO. OF
  RIGHTS
----------

RIGHT (0.0%)
  KOREA (0.0%)
    (a,d)1   Samsung Electronics Co. (COST $0)................       --
                                                                -------

  NO. OF
 WARRANTS
----------

WARRANT (0.0%)
  HONG KONG (0.0%)
 (a)18,960   Hong Kong & China Gas Co., Ltd.,
               expiring 9/30/99 (COST $0).....................        1
                                                                -------
TOTAL FOREIGN SECURITIES (87.8%) (COST $11,835)...............    9,501
                                                                -------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (12.8%)
 REPURCHASE AGREEMENT (12.8%)
    $1,381   Chase Securities, Inc. 5.40%, dated 6/30/98, due
               7/1/98, to be repurchased at $1,381,
               collateralized by U.S. Treasury Bonds, 8.875%,
               due 2/15/19, valued at $1,417
               (COST $1,381)..................................    1,381
                                                                -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------
FOREIGN CURRENCY (0.5%)
 HKD   239   Hong Kong Dollar.................................  $    31
 MYR    48   Malaysian Ringgit................................       12
PKR     47   Pakistani Rupee..................................        1
PHP     33   Philippines Peso.................................        1
SGD      3   Singapore Dollar.................................        1
 TWD    35   Taiwan Dollar....................................        9
THB     42   Thai Baht........................................        1
                                                                -------
TOTAL FOREIGN CURRENCY (COST $57).............................       56
                                                                -------
TOTAL INVESTMENTS (101.1%) (COST $13,273).....................   10,938
                                                                -------
OTHER ASSETS (3.8%)
  Cash...........................................  $    1
  Receivable for Portfolio Shares Sold...........     284
  Receivable for Investments Sold................      62
  Due from Adviser...............................      39
  Dividends Receivable...........................      25
  Foreign Withholding Tax Reclaim Receivable.....       1       412
                                                   ------
LIABILITIES (-4.9%)
  Payable for Investments Purchased..............    (295)
  Payable for Portfolio Shares Redeemed..........    (140)
  Custodian Fees Payable.........................     (66)
  Professional Fees Payable......................     (21)
  Administrative Fees Payable....................      (3)
  Payable for Foreign Taxes......................      (2)
  Directors' Fees and Expenses Payable...........      (1)
  Other Liabilities..............................      (3)     (531)
                                                   ------   --------
NET ASSETS (100%)........................................   $10,819
                                                            --------
                                                            --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,506,509 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).................   $  4.32
                                                            --------
                                                            --------
NET ASSETS CONSIST OF:
Paid in Capital..........................................   $19,154
Undistributed Net Investment Income......................       172
Accumulated Net Realized Loss............................    (6,168)
Unrealized Depreciation on Investments and Foreign
  Currency Translations (Net of foreign taxes of $2).....    (2,339)
                                                            --------
NET ASSETS...............................................   $10,819
                                                            --------
                                                            --------

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver U.S. Dollars in exchange for foreign currency as indicated below:

 CURRENCY                             IN EXCHANGE                NET UNREALIZED
TO DELIVER     VALUE     SETTLEMENT       FOR         VALUE        GAIN (LOSS)
  (000)        (000)        DATE         (000)        (000)           (000)
----------     -----     -----------  -----------     -----     -----------------
U.S.$   40   $      40      7/01/98      SGD  68    $      40       $  --
        34          34      7/01/98    PHP 1,434           34          --
        48          48      7/02/98      MYR 198           48          --
                 -----                                  -----           -----
             $     122                              $     122       $  --
                 -----                                  -----           -----
                 -----                                  -----           -----

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value--See Note A-1 to financial statements.
(e)   --  144A Security-certain conditions for public sale may exist.
GDR   --  Global Depositary Receipt
PCL   --  Public Company Limited

---------------
At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  13,216     $     423        $  (2,757)       $  (2,334)

---------------

For the six months ended June 30, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $7,756,000 and $6,743,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1998.
---------------

At June 30, 1998, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2005 of approximately $1,501,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                      % OF
                                           VALUE       NET
SECTOR DIVERSIFICATION                     (000)     ASSETS
----------------------------------------  -------   ---------
Capital Equipment.......................  $ 1,810       16.7%
Capital Goods...........................      844        7.8
Consumer Cyclical.......................       76        0.7
Consumer Products.......................    1,615       14.9
Consumer Staples........................      497        4.6
Energy..................................      855        7.9
Finance.................................      867        8.0
Materials...............................       92        0.9
Multi-Industry..........................      484        4.5
Services................................      285        2.6
Technology..............................    2,076       19.2
                                          -------        ---
Total Foreign Securities................  $ 9,501       87.8%
                                          -------        ---
                                          -------        ---

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                                SIX MONTHS ENDED
                                                                                   JUNE 30, 1998
                                                                                     (UNAUDITED)
                                                                                           (000)
------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                             $   148
  Interest                                                                                   36
  Less: Foreign Taxes Withheld                                                              (11)
                                                                                        -------
    Total Income                                                                            173
                                                                                        -------
EXPENSES:
  Investment Advisory Fees                                                                   49
  Less: Fees Waived                                                                         (49)
                                                                                        -------
  Net Investment Advisory Fees                                                               --
  Custodian Fees                                                                             72
  Administrative Fees                                                                        20
  Shareholder Reports                                                                        14
  Professional Fees                                                                          11
  Directors' Fees and Expenses                                                                1
  Other                                                                                       2
  Expenses Reimbursed by Adviser                                                            (46)
                                                                                        -------
    Net Expenses                                                                             74
                                                                                        -------
Net Investment Income                                                                        99
                                                                                        -------
NET REALIZED LOSS ON:
  Investments Sold                                                                       (3,639)
  Foreign Currency Transactions                                                             (75)
                                                                                        -------
    Net Realized Loss                                                                    (3,714)
                                                                                        -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes of $2 on unrealized appreciation)                       506
  Foreign Currency Translations                                                              (9)
                                                                                        -------
    Change in Unrealized Appreciation/Depreciation                                          497
                                                                                        -------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                     (3,217)
                                                                                        -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $(3,118)
                                                                                        -------
                                                                                        -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED            PERIOD FROM
                                                            JUNE 30, 1998      MARCH 3, 1997* TO
                                                              (UNAUDITED)      DECEMBER 31, 1997
                                                                    (000)                  (000)
------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                          $    99             $    27
  Net Realized Loss                                               (3,714)             (2,392)
  Change in Unrealized Appreciation/Depreciation                     497              (2,836)
                                                                 -------             -------
  Net Decrease in Net Assets Resulting from Operations            (3,118)             (5,201)
                                                                 -------             -------
DISTRIBUTIONS:
  Net Investment Income                                               --                 (16)
                                                                 -------             -------
  Total Distributions                                                 --                 (16)
                                                                 -------             -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                        6,985              18,447
 Distributions Reinvested                                             --                   9
 Redeemed                                                         (5,619)               (668)
                                                                 -------             -------
 Net Increase in Net Assets Resulting from Capital
   Share Transactions                                              1,366              17,788
                                                                 -------             -------
 Total Increase (Decrease) in Net Assets                          (1,752)             12,571
NET ASSETS:
  Beginning of Period                                             12,571                  --
                                                                 -------             -------
  End of Period (Including undistributed net investment
    income of $172 and $73, respectively)                        $10,819             $12,571
                                                                 -------             -------
                                                                 -------             -------
------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                            1,348               2,333
      Shares Issued on Distributions Reinvested                       --                   2
      Shares Redeemed                                             (1,071)               (105)
                                                                 -------             -------
    Net Increase in Capital Shares Outstanding                       277               2,230
                                                                 -------             -------
                                                                 -------             -------
------------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                PERIOD FROM
                                             JUNE 30, 1998             MARCH 3, 1997*
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)       TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  5.64                    $ 10.00
                                                  -------                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.04                       0.01
  Net Realized and Unrealized Loss                  (1.36)                     (4.36)
                                                  -------                    -------
  Total From Investment Operations                  (1.32)                     (4.35)
                                                  -------                    -------
DISTRIBUTIONS
  Net Investment Income                                --                      (0.01)
                                                  -------                    -------
  Total Distributions                                  --                      (0.01)
                                                  -------                    -------
NET ASSET VALUE, END OF PERIOD                    $  4.32                    $  5.64
                                                  -------                    -------
                                                  -------                    -------
TOTAL RETURN                                       (23.40)%                   (43.52)%
                                                  -------                    -------
                                                  -------                    -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                 $10,819                    $12,571
Ratio of Expenses to Average Net
  Assets                                             1.20%**                    1.35%**
Ratio of Expenses to Average Net
  Assets Excluding
  Interest Expense and Foreign Tax
  Expense                                            1.20%**                    1.20%**
Ratio of Net Investment Income to
  Average Net Assets                                 1.63%**                    0.32%**
Portfolio Turnover Rate                                61%                       130%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                        $  0.03                    $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                     2.76%**                    3.10%**
  Net Investment Income (Loss) to
    Average Net Assets                               0.08%**                   (1.43)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the Asian Equity Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Asian Equity Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST       $500 MILLION TO      THAN
PORTFOLIO                    $500 MILLION      $1 BILLION      $1 BILLION
--------------------------  ---------------  ---------------  -------------
Asian Equity..............         0.80%            0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter &

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the six months ended June 30, 1998, the Portfolio incurred custody fees with MSTC of approximately $69,000 and had amounts payable to MSTC at June 30, 1998 of approximately $62,000.

E. OTHER: During the six months ended June 30, 1998, the Portfolio paid brokerage commissions to Morgan Stanley & Co., an affiliate broker/dealer, of approximately $1,000.

At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Rene J. Feuerman

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.